SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
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     14a-6(e)(2))
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[  ]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to Rule14a-11(c) or Rule14a-12

                       	NETTER DIGITAL ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                	(Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
                    	(Name of Person(s) Filing Proxy Statement)

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         pursuant to Exchange Act Rule 0-11:
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                        NETTER DIGITAL ENTERTAINMENT, INC.
                             _______________________

                   NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 16, 1998

                             _______________________

To the Stockholders of Netter Digital Entertainment, Inc.:

    	The 1998 Annual Meeting of Stockholders of Netter Digital Entertainment, Inc., a Delaware corporation, will be held on Monday, November 16, 1998, at 10:00 a.m., P.S.T., at the Holiday Inn - Beverly Garland's, 4222 Vineland Avenue, North Hollywood, California, for the following purposes:

    	(1) To elect a Board of Directors;

    	(2) To transact any other business that may properly come before the meeting.

    	Only stockholders of record at the close of business on October 2, 1998 are entitled to notice of and to vote at the meeting and any adjournments thereof.

    	All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.






                                    							By Order of the Board of Directors


                                          /s/John Copeland
                                          ---------------------------
                                   							John Copeland
                                   							Secretary







North Hollywood, California
October 16, 1998



                        NETTER DIGITAL ENTERTAINMENT, INC.
                           5125 Lankershim Boulevard
                        North Hollywood, California  91601
                               (818) 753-1990

                               PROXY STATEMENT

                               October 16, 1998

                             GENERAL INFORMATION

    	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Netter Digital Entertainment, Inc. ("Netter Digital" or the "Company") for the 1998 Annual Meeting of Stockholders to be held on November 16, 1998 and any postponements or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were first mailed to stockholders on or about October 16, 1998.

    	The execution and return of the enclosed proxy will not in any way affect a stockholder's right to attend the Annual Meeting in person.  Any stockholder giving a proxy may revoke it before it is voted by so notifying the Secretary of
Netter Digital in writing before or at the meeting, by providing a proxy bearing a later date or by attending the meeting and expressing a desire to vote in person.  Your cooperation in promptly returning the enclosed proxy will reduce
Netter Digital's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

    	Only stockholders of record at the close of business on October 2, 1998 are entitled to receive notice of and to vote at the meeting.  On that date, Netter
Digital had outstanding and entitled to vote at the Annual Meeting 3,334,405 shares of Common Stock, each of which is entitled to one vote at the meeting, except as noted below with respect to the election of directors, and 54,550 shares of Series A Preferred Stock ("Preferred Stock") each of which is entitled to three votes at the meeting, except as noted below with respect to the election of directors.  The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock and
Preferred Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business.

    	Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not taken into account for purposes of determining whether a proposal has been approved by the requisite stockholder vote.

    	All proxies will be voted as directed by the stockholder on the proxy card.
If no choice is specified, proxies will be voted "FOR" the directors nominated by the Board of Directors.

    	If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment, subject to direction by the Board of Directors, to the same extent as the person signing the proxy. It currently is not anticipated that any other matters will be raised at the Annual Meeting.


                                    1


    	The cost of preparing, printing and mailing the Proxy Statement, the Notice and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by Netter Digital.  The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of Netter Digital, but no additional compensation will be paid to such individuals on account of such activities.  Netter Digital will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.


                             ELECTION OF DIRECTORS

Nominees and Voting

    	Six directors are to be elected at the Annual Meeting. All directors hold office until the next Annual Meeting and until their respective successors are elected and qualified. Directors need not be stockholders.

    	Cumulative voting applies to this election. This means that, in the election of directors, each holder of Common Stock is entitled to a number of votes equal to the number of his or her shares of Common Stock multiplied by the number of directors to be elected, and each holder of Preferred Stock is entitled to a number of votes equal to three times the number of his or her shares of Preferred Stock multiplied by the number of directors to be elected.
A stockholder may cast all of such votes for a single nominee or distribute them among the nominees as he or she sees fit. However, no stockholder is entitled to cumulate votes for a nominee unless the nominee's name has been placed in nomination prior to the vote and a stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder gives such notice, all stockholders may cumulate their votes for nominees. The persons named in the enclosed form of Proxy may, in their discretion, cumulate votes pursuant to the proxies for any one or more nominees.

    	The Board of Directors has nominated for election as directors six persons named below, all of whom are incumbent directors. All of the nominees have indicated that they are able and willing to serve as a director.

    	Douglas Netter, the Company's Chairman of the Board, President and Chief Executive Officer, and Paul Costa, a director, own, in the aggregate, 1,930,730 shares of Common Stock, representing 55.2% of the votes entitled to be cast at the Annual Meeting, which will allow them to elect a majority of the members of the Company's Board of Directors. Messrs. Netter and Costa have advised the Board of Directors that they intend to vote all of their shares for the election of the Board's nominees.

    	The Board of Directors recommends that the stockholders vote "FOR" the election of its nominees. Unless otherwise instructed, the Board's proxies intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees. If for any reason any of these nominees will be unable to serve, the Board's proxies will vote instead for such other person or persons as the Board of Directors may recommend.


                                   2


    	The following table sets forth certain information as of October 2, 1998 with respect to the Board's current members, all of whom are also nominees for the Board of Directors:


                                               Director
         	  Name	                     Age      	Since
            ----                      ---      --------
           	Douglas Netter	...........	77	       1995
           	John Copeland	............	47	       1995
           	Kate Netter Forte	........	43 	      1995
           	Leonard Silverman	........	58	       1996
           	Paul Costa	...............	51	       1997
           	Lennart Ringquist	........	68	       1997



Business Experience of Directors and Nominee During the Past Five Years


    	Douglas Netter is the founder of the Company and has been its President, Chief Executive Officer and member of its Board of Directors since its inception. Mr. Netter was appointed Chairman of the Board in September 1995.

    	John Copeland has been with the Company since its inception serving as a producer on many of the Company's television movies, series and documentaries. He has been the Executive Vice President and Secretary of the Company since September 1995.

    	Kate Netter Forte joined the Board of Directors in September 1995. From 1991 to the present, Ms. Netter Forte has been the Executive Vice President of Oprah Winfrey's Harpo Films, Inc. Ms. Netter Forte is the daughter of Douglas Netter.

    	Leonard Silverman joined the Board of Directors in June 1996. Dr. Silverman spent most of his professional career at the University of Southern California ("USC") and since 1977 has been a Full Professor of Electrical Engineering. He is currently the Dean of the School of Engineering at USC. Dr. Silverman is internationally known for his pioneering work in the theory and application of multivariable control systems and signal processing and has more than 100 publications to his credit. Dr. Silverman is also a director of Advanced Micro Devices and Diodes, Inc.

    	Paul Costa joined the Board of Directors in March 1997. Mr. Costa founded and is presently President of Videssence, Inc., which designs, manufactures and distributes media lighting products incorporating the patented and trademarked SRGB light technology. Videssence, Inc. became a wholly owned subsidiary of Netter Digital in January 1997.

    	Lennart Ringquist joined the Board of Directors in November 1997. Mr. Ringquist served as President of Four Star International, Inc. from 1989 to 1996. Mr. Ringquist also directed the worldwide activities of Metromedia Producers Corporation as its President. Mr. Ringquist was President of Blairspan; Executive Vice President of John Blair Television Stations Division; Corporate Vice President for Television, Walt Disney Productions; Director of Domestic Sales for MGM-TV; and was a network sales executive for NBC-TV and ABC-TV.

    	The sole family relationship that exists between any of the directors or officers of Netter Digital is that between Douglas Netter and Kate Netter Forte, his daughter.


                                  3


Meetings of the Board of Directors and Committees

    	Netter Digital maintains an Audit Committee whose current members are Ms. Forte, Dr. Silverman and Mr. Ringquist. The Audit Committee's responsibilities include approval of the selection and engagement of independent accountants and review of the plan and scope of their audit for each year, the results of such audit when completed and their fees for services performed. The Audit Committee also assists and makes recommendations to the Board of Directors in fulfilling the Board's responsibilities relating to Netter Digital's accounting, financial reporting and internal control functions and reviews and passes upon all transactions with affiliates and other persons having a material financial interest in Netter Digital. This committee met three times during fiscal 1998.

    	Netter Digital maintains a Compensation Committee whose current members are
Dr. Silverman and Mr. Ringquist.  The Compensation Committee approves the compensation of the executive officers of Netter Digital, formulates and reviews significant compensation policies and decisions and administers Netter Digital's stock option plan.  The Compensation Committee met two times during fiscal 1998.

    	Netter Digital's Board of Directors met five times during fiscal 1998. Each director attended at least 75% of the meetings of the Board of Directors and all of the committees on which he or she served. Netter Digital does not maintain a nominating committee.

Compensation of Directors

    	Netter Digital does not currently pay or intend to pay cash compensation to its directors for their services in that capacity; however, directors who are not employees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at Board of Directors or committee meetings.  Prior to its amendment in September 1997 to eliminate further option grants thereunder to non-employee directors, the Netter Digital Entertainment, Inc. 1995 Stock Option
Plan (the "1995 Plan") provided that each non-employee director: (a) within six months after taking office as a member of the Board of Directors of the
Corporation (whether elected by the stockholders or the Board of Directors), automatically would be granted a stock option to purchase 30,000 shares of
Common Stock at an exercise price equal to the fair market value of the Common
Stock on the date of grant; and (b) would receive additional options to acquire
10,000 shares of Common Stock on the first anniversary of taking office and another set of options to acquire 10,000 shares of Common Stock on the second anniversary of such director taking office, provided the director still held office on such anniversary dates.  As reported in the footnotes to "Ownership of Common Stock" below, certain grants have been made to the current non-employee directors of Netter Digital under the 1995 Plan.

    	Pursuant to the provisions of the Netter Digital Entertainment, Inc. 1997 Directors' Stock Option Plan (the "1997 Directors' Plan"), (a) each new non-employee director, on the date of his or her election to the Board of Directors (whether elected by the stockholders or the Board of Directors), will be granted an initial stock option to purchase 30,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant and (b) each non-employee director continuing to serve on the Board automatically will be granted an additional stock option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant, on each successive anniversary of the date on which such non-employee director was granted an initial stock option under the 1997 Directors' Plan; provided, however, that in no event shall any non-employee director receive more than four such additional stock options. As reported in the footnotes to "Ownership of Common Stock" below, certain grants have been made to the current non-employee directors of Netter Digital under the 1997 Directors' Plan.


                                   4



                            EXECUTIVE OFFICERS

       	The current executive officers of Netter Digital, their ages and positions are as follows:


  	Name                 Age                Position
   ----                 ---                --------
Douglas Netter	.........	77	   Chairman of the Board, President and Chief
                           		  Executive Officer
John Copeland	..........	47	   Executive Vice President, Secretary and Director
Thomas Jorgenson	.......	43	   Executive Vice President, Chief Operating Officer
Paul Costa	.............	51	   President, Videssence, Inc., Director
Chad Kalebic	...........	27	   Chief Financial Officer

    	For a description of the business experience of Messrs. Netter, Copeland, and Costa during the past five years, see "Election of Directors - Business Experience of Directors and Nominee During the Past Five Years," above.

    	Mr. Jorgenson joined the Company as Chief Operating Officer in August 1996.
From 1994 to 1996, Mr. Jorgenson was Co-Chairman of the Board, Chief Operating
Officer and Chief Financial Officer of Spectral, Inc., a manufacturer of digital audio editing hardware and software products.  From 1984 to 1994, Mr. Jorgenson held various financial, business planning and operations management positions in the operating business units and the corporate office at Harman International
Industries, Inc., a Fortune 500 manufacturer of audio equipment.

    	Mr. Kalebic joined the Company as Controller in December 1996 and became its Chief Financial Officer in November 1997. Previously, Mr. Kalebic served as a financial consultant to a major multinational manufacturing company, General Binding Corporation, and was a general partner and founder of an entertainment production company, Windrock Entertainment. From 1993 to 1995, Mr. Kalebic worked for Arthur Andersen & Co. in New York.


                          OWNERSHIP OF COMMON STOCK

    	The following table sets forth information with respect to the beneficial ownership of Netter Digital Common Stock as of October 2, 1998 by (i) each director of the Company, (ii) the Chief Executive Officer of the Company and the three most highly compensated executive officers whose compensation and bonus exceeds $100,000 per annum (the "Named Executive Officers"), and (iii) all of the executive officers and directors as a group. The Company is not aware of any other person who is a beneficial owner of more than 5% of its outstanding Common Stock. Unless otherwise indicated, each of the entities and persons named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by him or her, except to the extent that authority is shared by spouses under applicable law.


                                   5



                                            		Shares Beneficially  	Percent
                                                		  Owned           	Voting
	Name and Address	                            Number	 Percent (1)  	Power (2)
 ----------------                             ------  -------       ---------
	Douglas Netter  (3)(7)                     	1,609,000	   48.0%	      45.4%
	Paul Costa  (4)	                              381,730	   11.3%	       9.8%
	John Copeland  (3)(8)	                        162,000	    4.8%	         0%
	Leonard Silverman  (5)	                        60,000	    1.8%	         0%
	Kate Forte  (5)	                               60,000	    1.8%	         0%
	Thomas Jorgenson  (6)	                         54,700    	1.6%	          *
	Lennart Ringquist  (5)	                        30,000	       *	         0%

	All Directors and Officers as a group (9)	  2,225,430	   61.4%      	55.3%
_________________

The address for all persons listed is 5125 Lankershim Blvd., North Hollywood, CA
 91601

* Indicates ownership of less than 1%

(1)	Based on an aggregate of 3,334,405 shares of Common Stock outstanding and, with respect to particular persons, shares underlying options or warrants exercisable now or within the next 60 days.
(2)	Based on an aggregate of 3,334,405 shares of Common Stock outstanding and, as of October 2, 1998, 54,550 shares of Preferred Stock outstanding, each of which is entitled to three votes.
(3)	In December 1989, Mr. Netter granted Mr. Copeland an option to purchase
100,000 shares owned by Mr. Netter, exercisable at $0.01 per share, and in
September 1995, Mr. Netter granted Mr. Copeland an option to purchase 50,000 shares owned by Mr. Netter, exercisable at $4.00 per share.  All of such options are presently exercisable and are included in this table.  Mr. Copeland's options remain unexercised.
(4)	In association with the Company's merger with Videssence, Inc. in January
1997 (the "Videssence Merger"), Mr. Costa was issued 341,730 shares of the
Company's common stock and a non-statutory option to purchase 90,000 shares of the Company's Common Stock, of which 36,000 are currently exercisable or exercisable within 60 days of October 2, 1998, at an exercise price of $3.00 per share.  Under the 1997 Incentive Stock Option Plan (the "1997 Plan"), Mr.
Costa was granted 20,000 options in September 1998 of which 4,000 are currently exercisable or exercisable within 60 days of October 2, 1998, at $1.75 per share.  These options remain unexercised.
(5)	Under the 1995 Plan, Ms. Forte and Mr. Silverman were each granted options to purchase from the Company 50,000 shares of the Company's Common Stock.  Of these options, 50,000 are currently exercisable at $10.25 per share by Ms.
Forte, while 50,000 are currently exercisable at $5.00 per share by Mr.
Silverman.  Under the 1997 Directors' Plan, Ms. Forte and Dr. Silverman were granted 10,000 options each, while Mr. Ringquist was granted 30,000 options.
These options are all currently exercisable at a price of $2.88 per share.  All of such options are included in this table.  These options remain unexercised.
(6) Under the 1995 Plan, Mr. Jorgenson was given two grants of 50,000 options each, of which 40,000 are currently exercisable or exercisable within 60 days of
October 2, 1998; 20,000 at $3.00 per share and 20,000 at $4.13 per share. Under the 1997 Plan, Mr. Jorgenson was given grants of 20,000 options in January 1998 and 30,000 options in September 1998, of which 10,000 are currently exercisable or exercisable within 60 days of October 2, 1998; 4,000 at $2.25 per share and
6,000 at $1.75 per share.   All are included in this table.  These options
remain unexercised.
(7) Under the 1997 Plan, Mr. Netter was given two grants of 50,000 options each, one in January 1998 and one in September 1998, of which 20,000 are currently exercisable or exercisable within 60 days of October 2, 1998; 10,000 at $2.25 per share and 10,000 at $1.75 per share.  All are included in this table.  These options remain unexercised.
(8)	Under the 1997 Plan, Mr. Copeland was given two grants of 30,000 options each, one in January 1998 and one in September 1998, of which 12,000 are currently exercisable or exercisable within 60 days of October 2, 1998; 6,000 at
$2.25 per share and 6,000 at $1.75 per share.  All are included in this table.
These options remain unexercised.
(9)	Includes eight persons.  Of the shares included as beneficially owned by all directors and executive officers as a group, 290,000 shares may be acquired by exercise of options now or within 60 days from October 2, 1998, not including the 150,000 options granted by Mr. Netter to Mr. Copeland.

                                     6


                           EXECUTIVE COMPENSATION

Summary Compensation Table

    	The following table summarizes all compensation paid to the Named Executive
Officers for services rendered in all capacities to Netter Digital for the fiscal year ended June 30, 1998.

                                					               	        Long Term
                 			            Annual Compensation 	    Compensation Awards
    	Name and				                         	             Securities Underlying	  All Other
	Principal Positions	    Year  	 Salary		   Bonus (1)     	  Options/SARs       Compensation
 -------------------     ----    ------     ---------        ------------       ------------
Douglas Netter	          1998 	   $266,769		  $28,571	          50,000           $50,535 (2)
	CEO/President/Chairman	 1997	    $228,365	   $27,404	           N/A	            $50,535 (3)
	of the Board	           1996	    $234,753	   $55,417	           N/A	            $30,052 (4)

John Copeland	           1998	    $142,881   	$51,909          	30,000	          $42,169 (5)
	Executive Vice          1997	    $140,394	   $49,606	           N/A	            $26,708 (6)
	President		             1996	    $195,156   	$29,167	          50,000	          $4,223 (7)

Thomas Jorgenson	        1998	    $164,320	      N/A           	20,000	             N/A
	Executive Vice          1997	    $118,448	      N/A	          100,000             	N/A
 President,	Chief
 Operating Officer

Paul Costa 		            1998	    $150,000	      N/A	            N/A	               N/A
	President,              1997	     $75,000 (8)	  N/A	           90,000	             N/A
 Videssence, Inc.
_________________

<F1>
(1) Participation in producer fees of projects produced.
<F2>
(2) Automobile allowance of $13,000 and personal life insurance of $37,535.
<F3>
(3) Automobile allowance of $13,000 and personal life insurance of $37,535.
<F4>
(4) Automobile allowance of $11,284 and personal life insurance of $18,768.
<F5>
(5) Automobile allowance of $6,500 and personal life insurance of $1,255, a television director's fee of $30,374, which was paid to Mr. Copeland by one of the Company's subsidiaries, and earnings participation of $4,040.
<F6>
(6) Automobile allowance of $6,500, personal life insurance of $1,255, a television director's fee of $14,673, which was paid to Mr. Copeland by one of the Company's subsidiaries, and earnings participation of $4,280.
<F7>
(7) Automobile allowance of $3,500 and personal life insurance of $723.
<F8>
(8) Mr. Costa joined the Company through the acquisition of Videssence in January 1997.

Option Grants in Last Fiscal Year

    	The following table sets forth certain information at June 30, 1998, and for the fiscal year then ended, with respect to stock options granted to Named Executive Officers.

                                   7


                Number of       Percent
                Securities      of Total                   Grant
                Underlying      Granted to     Exercise    Date
                Options         Employees in   Price Per   Market    Expiration
Name            Granted(1)      Fiscal 1997    Share (2)   Price     Date
----            ----------      ------------   ---------   ------    ----------
Douglas Netter	   50,000           19.1%         $2.25      $2.25      1/23/08
John Copeland     30,000           11.5%         $2.25      $2.25      1/23/08
Thomas Jorgenson  20,000            7.6%         $2.25      $2.25      1/23/08
________________
(1)	All options have a ten-year term and are subject to vesting over a five-year period, with 20% of the options becoming exercisable on each successive anniversary of the date of grant.
(2)	The exercise price may be paid by delivery of owned shares of Common Stock valued at fair market value on the date of exercise.

Option Exercises in Last Fiscal Year and Fiscal Year End Value of
Unexercised Options

    	None of the Named Executive Officers exercised any stock options for Common
Stock of the Company during the fiscal year ended June 30, 1998.  The following table sets forth information with respect to the Named Executive Officers with respect to the unexercised stock options held by them as of the end of the fiscal year ended June 30, 1998.

                       		Number of Securities
                             Underlying         	   	    Value of Unexercised
                      Unexercised Options held at      In-the-Money Options at
                            June 30, 1998     			          June 30, 1998 (1)
	Name	               Exercisable		  Unexercisable    Exercisable  Unexercisable
 ----                -----------    -------------    -----------  -------------
	Douglas Netter	       10,000         	40,000	         $11,900	      $47,600
	John Copeland	         6,000         	24,000	          $7,140	      $28,560
	Thomas Jorgenson	     44,000	         76,000	         $13,560	      $32,240
	Paul Costa	           36,000	         54,000 	        $15,840      	$23,760
_________________
(1) Based upon the difference between the closing price of the Common Stock on
June 30, 1998 of $3.44 and the option exercise price.


Employment Agreements

    	In September 1995, the Company entered into a five year employment agreement with Douglas Netter. The Company and Mr. Netter modified his employment agreement, effective October 1, 1996, to provide (a) for a base salary of $250,000 and (b) that Mr. Netter will be entitled to warrants to purchase 10,000 shares of Common Stock in any year the Company attains a net income level determined by the Compensation Committee. Mr. Netter will be granted "piggyback" registration rights in conjunction with any such warrant grant. Mr. Netter was not entitled to receive any such warrants for fiscal 1998. Mr. Netter is entitled to 25% of the executive producer fees earned by the Company for his services rendered in that capacity for each production ("Netter Producer Fees"). Pursuant to a September 1998 amendment to his employment agreement, Mr. Netter's total base salary plus Netter Producer Fees is capped at an aggregate of $300,000 per year. He also receives customary executive benefits and a $2,000,000 life insurance policy for his designated beneficiary's benefit.

                                    8


    	In September 1995, the Company also entered into a five year employment agreement with John Copeland. Under this agreement, his base salary is $140,000, and he is entitled to 25% of the executive producer fees earned by the Company for his services rendered in that capacity for each production ("Copeland Producer Fees"). Mr. Copeland's total base salary plus Copeland Producer Fees were capped at $190,000 for the first year of service and, pursuant to a September 1998 amendment to his employment agreement, is now capped at an aggregate of $210,000 per year. The Compensation Committee may adjust Mr. Copeland's base salary and base salary cap in its reasonable discretion in any year. Under the agreement, Mr. Copeland is also entitled to
(a) an annual bonus of 2% of the Company's net income before taxes and (b) 2,500 warrants in any year the Company attains a net income level determined by the Compensation Committee. Mr. Copeland will be granted "piggyback" registration rights in conjunction with any such warrant grant. Mr. Copeland was not entitled to receive any such warrants for fiscal 1998. He also receives customary executive benefits and a $1,000,000 life insurance policy for his designated beneficiary's benefit.

    	In December 1996, the Company entered into a five year employment agreement with Paul Costa.  The agreement provides for a base salary of $150,000.  The
Compensation Committee may adjust Mr. Costa's base salary in its reasonable discretion in any year.  Mr. Costa also receives customary executive benefits and a $1,000,000 life insurance policy for his designated beneficiary's benefit.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    	On November 20, 1995, Douglas Netter, the Company's Chairman of the Board, Chief Executive Officer, and President, entered into a promissory note with the Company in the amount of $194,876, bearing interest at 7.25% per annum. In May 1997, the Board of Directors elected to extend the term of the note by one year. At that time, Mr. Netter paid all interest payable as well as a portion of the principal. In 1998, the Board of Directors elected to extend the term of the note by an additional year. Mr. Netter has paid all interest payable on the note through June 30, 1998. The entire unpaid principal balance of $155,897 and all the accrued interest (collectively, $158,901 as of October 6, 1998) is due on May 20, 1999. The Board of Directors has agreed to allow for the note to be repaid in shares of the Company's Common Stock.

    	During the years ended June 30, 1997 and June 30, 1998, the Company rented trailers in connection with one of its productions for approximately $119,000 per annum from a company which is 50% owned by John Copeland, an officer and director of the Company, and his spouse.

    	In March 1998, the Company entered into a one-year consulting agreement with Mr. Rowland Perkins, a former member of the Company's Board of Directors. The agreement has a minimum annual guarantee of $50,000 and incentives based on projects initiated by Mr. Perkins.

    	In March 1996, the Company entered into a business consulting agreement which expired in February 1997 with Geoffrey Talbot, a former member of the Company's Board of Directors, which provided for a monthly fee of $5,000. Under the terms of the agreement, Mr. Talbot was to locate suitable acquisitions or joint ventures or assist the Company in consummating similar transactions. A similar agreement was entered into with Mr. Talbot in March 1997 providing for the payment of monthly fees of $3,000 for six months. Mr. Talbot left the Board of Directors in March 1997. In a separate consulting agreement entered into by Mr. Talbot and the Company in June 1996, the Company agreed to pay $10,000 per month for two months to assist with the completion of the Videssence Merger and to advise Videssence, Inc. with regard to its operations.


                                     9


                            SELECTION OF AUDITORS

    	The Board of Directors has selected the accounting firm of Feldman Sherb Ehrlich & Co., P.C. (formerly Feldman Radin & Co., P.C.) to serve as independent auditors for the current fiscal year. Feldman Sherb Ehrlich & Co., P.C. has served as the Company's independent auditors since 1995.

    	It is anticipated that representatives of Feldman Sherb Ehrlich & Co., P.C.
will be present at the Annual Meeting, and such representatives will be given the opportunity to make a statement, if they so desire, and to answer appropriate questions.

                                 MISCELLANEOUS

Stockholder Proposals

    	Stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders must be received by Netter Digital by June 18, 1999 to be considered by Netter Digital for inclusion in Netter Digital's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Secretary, Netter Digital Entertainment, Inc., 5125 Lankershim Blvd., North Hollywood, California 91601. Stockholders who intend to present a proposal at the 1999 Annual Meeting of Stockholders without inclusion of such proposal in Netter Digital's proxy statement and form of proxy relating to that meeting are required to provide notice of such proposal to Netter Digital no later than September 1, 1999.

Compliance with Section 16(a) of the Securities Exchange Act

    	Section 16(a) of the Securities Exchange Act of 1934 requires Netter Digital's officers and directors, and persons who own more than ten percent of a registered class of Netter Digital's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by the Securities and Exchange Commission regulations to furnish Netter Digital with copies of all Section 16(a) forms they file.

    	Based solely on a review of the copies of such forms furnished to Netter Digital, or written representations that no Forms 5 were required, Netter Digital believes that, during fiscal 1998, all Section 16(a) filing requirements were complied with in regards to its officers, directors and greater than ten-percent beneficial owners except that Messrs. Netter, Copeland, Jorgenson, and Rowland Perkins, a former director of Netter Digital, and Ms. Forte are late in filing Form 5 statements with respect to the fiscal year ended June 30, 1998. In addition, Messrs. Silverman, Costa, Ringquist, and Kalebic are late in filing their initial statements of beneficial ownership on Form 3.

    	Netter Digital's common stock is traded in the Nasdaq Small Cap Market.

Other Matters

    	Neither Netter Digital nor any of the persons named as proxies knows of any matters to be voted on at the Annual Meeting other than as described in this
Proxy Statement.  However, if any other matters are properly presented at the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters, subject to direction by the
Board of Directors.


                                     10


    	The 1998 Annual Report to Stockholders accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

    	While you have the matter in mind, please complete, sign and return the enclosed proxy card.







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